SUPPLEMENT DATED MAY 28, 2004

TO PROSPECTUS DATED MAY 1, 2004 FOR

FEDERAL KEMPER LIFE ASSURANCE COMPANY

INDIVIDUAL FLEXIBLE PREMIUM FIXED AND VARIABLE

DEFERRED ANNUITY CONTRACTS

THE ONE® VARIABLE ANNUITY SM

Issued By

FKLA VARIABLE ANNUITY SEPARATE ACCOUNT

and

FEDERAL KEMPER LIFE ASSURANCE COMPANY

This Supplement amends information contained in The One® Variable AnnuitySM Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1. The section entitled "SUMMARY" appearing on page 5 of the Prospectus is amended by adding the following to the end of the first paragraph:

"States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus."

2. The subsection entitled "1. Election of an Annuity Option" appearing on page 26 of the Prospectus is amended by deleting the first sentence of the first paragraph and replacing it with the following three sentences:

"Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus."

3. The subsection entitled "1. Election of an Annuity Option" appearing on page 26 of the Prospectus is also amended by deleting the first sentence of the third paragraph and replacing it with the following:

"Subject to state variation, you may elect annuity payments to be made as a Fixed Annuity or Variable Annuity, or a combination."

************************

For use in all states